UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 22, 2020

Date of Report (Date of earliest event reported)

Opes Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	OPESU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	OPES	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	OPESW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Opes Acquisition Corp., a Delaware corporation (“OPES” or “Purchaser”), and BurgerFi International LLC, a Delaware limited liability company (“BurgerFi”) and their respective directors, executive officers, members, managers, employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Purchaser’s common stock in respect of the proposed transaction described herein. Information about OPES’s directors and executive officers and their ownership of OPES’s common stock is set forth in OPES’s Prospectus, dated March 13, 2018, Annual Report on Form 10-K, dated March 30, 2020 and the definitive proxy statement on Schedule 14A, dated July 2, 2020, filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the transaction described herein, Purchaser will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement relating to the transaction with the SEC, Purchaser will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction, and other proposals. INVESTORS AND SECURITY HOLDERS OF PURCHASER ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Purchaser with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to OPES at: 4218 NE 2nd Avenue, Miami, FL 33137.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the execution of definitive agreements relating to the Business Combination by and among OPES and BurgerFi and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction. The words “expect,” “believe,” “estimate,” “intend,” “plan,” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the timing of the completion of the Business Combination, (ii) the ability to satisfy the various conditions to the closing of the Business Combination set forth in the Membership Interest Purchase Agreement, (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Membership Interest Purchase Agreement, (iv) the risk that there may be a material adverse effect on the business, properties, assets, liabilities, results of operations or condition (financial or otherwise), of BurgerFi or its subsidiaries or franchisees, taken as a whole; (v) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (vi) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of OPES’s common stock; and (vii) other risks and uncertainties and other factors identified in OPES’s prior and future filings with the SEC, available at www.sec.gov.

A further list and description of risks and uncertainties will be found in the proxy statement on Schedule 14A that will be filed with the SEC by Purchaser in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and OPES and BurgerFi, and their respective subsidiaries, if any, undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 1.01 Entry into Material Definitive Agreement

On September 22, 2020, OPES Acquisition Corp. (“OPES”), BurgerFi International, LLC, (“BurgerFi”), the members of BurgerFi (the “Members”), and BurgerFi Holdings, LLC, a Delaware limited liability company (the “Members’ Representative”) entered into an Amendment to the Membership Interest Purchase Agreement, dated June 29, 2020 (the “Acquisition Agreement”) with BurgerFi, the Members, and the Members’ Representative.

The Amendment provides the following changes to the Acquisition Agreement:

1. amends the schedule identifying entities controlled by Mr. Rosatti to reflect that certain entities will no longer be transferred to OPES at Closing, and to include a new entity to be transferred that holds BurgerFi Intellectual Property, as well as the transfer of any other entity that holds BurgerFi Intellectual Property;

2. amends the schedule that identifies the Key Employees of BurgerFi to include solely senior management as Key Employees, which consists of the President, Chief Financial Officer, Chief Legal Officer, Chief Operating Officer and Executive Vice President of Culinary & Procurement;

3. removes all references to the Consulting Agreement (as defined in the Acquisition Agreement) ;

4. updates the covenants with respect to the BurgerFi Intellectual Property to ensure the transfer and assignment or license to OPES of all Intellectual Property used by BurgerFi or its franchisees at or prior to Closing, and to include a post-closing obligation by BurgerFi to pursue the transfer of any remaining Intellectual Property to OPES that BurgerFi could not, after diligent efforts, assign prior to or at Closing; and

5. corrects certain incorrect cross –references in Article XI.

Except as set forth above, the Acquisition Agreement and its terms and provisions shall remain in full force and effect.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the actual Amendment, which is filed as Exhibit 2.1 hereto, and which is incorporated by reference in this report. Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed to them in the Amendment.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
2.1	Amendment to Membership Interest Purchase Agreement, dated as of September 22, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2020

OPES ACQUISITION CORP.

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman and Chief Executive Officer

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